UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 5, 2015 (March 2, 2015)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 2, 2015, Tredegar Corporation (“Tredegar” or the “Company”) conducted an investor webcast to discuss information regarding its performance and strategy. The transcript of this investor webcast is attached as Exhibit 99.1 to this Current Report and incorporated by reference into this Item 7.01. The slides utilized in the Company’s year-end investor webcast were posted to the Company’s website at www.tredegar.com under the “Investors” tab. The presentation, entitled “2014 Year-End Financial Results Review (March 2, 2015),” includes information regarding Tredegar’s performance and strategy, and it is intended to be made available to shareholders, analysts and investors.  The presentation is attached as Exhibit 99.2 to this Current Report and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

A cautionary note about forward-looking statements: Some of the information contained in this Current Report may constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. When the Company uses the words “believe,” “estimate,” “anticipate,” “expect,” “project,” “likely,” “may” and similar expressions, Tredegar does so to identify forward-looking statements. Such statements are based on Tredegar’s then current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. It is possible that actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in or implied by these forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Factors that could cause actual results to differ from expectations include, without limitation: acquired businesses, including Terphane Holdings LLC (“Terphane”) and AACOA, Inc. (“AACOA”), may not achieve expected levels of revenue, profit, productivity, or otherwise perform as expected; acquisitions, including the acquisitions of Terphane and AACOA, involve special risks, including without limitation, diversion of management’s time and attention from the Company’s existing businesses, the potential assumption of unanticipated liabilities and contingencies and potential difficulties in integrating acquired businesses and achieving anticipated operational improvements; Film Products is highly dependent on sales associated with one customer — The Procter & Gamble Company; growth of Film Products depends on its ability to develop and deliver new products at competitive prices; failure to extend duties on imported products or prevent competitors from circumventing such duties could adversely impact Film Products and Aluminum Extrusions; sales volume and profitability of Aluminum Extrusions are cyclical and highly dependent on economic conditions of end-use markets in the U.S., particularly in the construction sector, and can also be subject to seasonal slowdowns; Aluminum Extrusions’ efforts to expand product offerings and broaden its customer base may not be successful; substantial international operations subject Film Products to risks of doing business in countries outside the U.S., which could adversely affect its business, financial condition and results of operations; future performance is influenced by costs incurred by our operating companies, including, for example, the cost of energy and raw materials; and the other factors discussed in the reports Tredegar files with or furnishes to the SEC from time to time, including the risks and important factors set forth in additional detail in “Risk Factors” in Part I, Item 1A of Tredegar’s 2014 Annual Report on Form 10-K (the “2014 Form 10-K”) filed with the U.S. Securities & Exchange Commission. Readers are urged to review and consider carefully the disclosures Tredegar makes in its filings with the SEC, which include the 2014 Form 10-K.

Tredegar does not undertake, and expressly disclaims any duty, to update any forward-looking statement made in this Current Report to reflect any change in management’s expectations or any change in conditions, assumptions or circumstances on which such statements are based.

To the extent that the financial information portion of the investor presentation attached as Exhibit 99.2 contains non-GAAP financial measures, it also presents both the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP and a quantitative reconciliation of the difference between any such non-GAAP measures and such comparable U.S. GAAP financial measures.  Accompanying the reconciliation is management’s statement concerning the reasons why management believes that presentation of non-GAAP measures provides useful information to investors concerning Tredegar’s financial condition and results of operations.  Reconciliations of non-GAAP financial measures are provided in the GAAP Reconciliations section included with the investor presentation attached as Exhibit 99.2 and can also be found within Presentations in the Investors section of its website, www.tredegar.com.  Tredegar uses its website as a channel of distribution of material company information.  Financial information and other material information regarding Tredegar is posted on and assembled in the Investors section of its website.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Transcript - Tredegar Corporation Investor Webcast (March 2, 2015) (furnished pursuant to Item 7.01).
99.2	Tredegar Corporation Year-End Financial Results Review (March 2, 2015) (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION
(Registrant)

Date: March 5, 2015	By:	/s/ Kevin A. O’Leary
Kevin A. O’Leary
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript - Tredegar Corporation Investor Webcast (March 2, 2015) (furnished pursuant to Item 7.01).
99.2	Tredegar Corporation Year-End Financial Results Review (March 2, 2015) (furnished pursuant to Item 7.01).